Exhibit 10.2

*** Indicates CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Amendment No. 9

to the A330 Purchase Agreement

Dated as of December 21, 2000

Between

AVSA, S.A.R.L.

And

NORTHWEST AIRLINES, INC.

This Amendment No. 9 (hereinafter referred to as the “Amendment”) is entered into as of January 23, 2006, between AVSA, S.A.R.L., a société à responsabilité limitée organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the “AVSA”), and NORTHWEST AIRLINES, INC., a corporation organized and existing under the laws of the State of Minnesota, United States of America, having its principal corporate offices located at 2700 Lone Oak Parkway, Eagan, Minnesota 55121, USA (hereinafter referred to as the “Northwest”).

WITNESSETH

WHEREAS, Northwest and AVSA entered into an A330 Purchase Agreement, dated as of December 21, 2000, relating to the sale by AVSA and the purchase by Northwest of certain Airbus A330-300 aircraft (the “Aircraft”) which, together with all Exhibits, Appendices and Letter Agreements attached thereto, and as amended by Amendment No. 1 dated as of November 26, 2001, Amendment No. 2 dated as of December 20, 2002, Amendment No. 3 dated as of April 30, 2003, Amendment No. 4 dated as of December 18, 2003, Amendment No. 5 dated as of April 13, 2004, Amendment No. 6 dated as of June 6, 2004, notice dated as of July 29, 2004, Amendment No. 7 dated as of January 21, 2005, and Amendment No. 8, dated as of January 6, 2006, is hereinafter called the “Agreement.”

WHEREAS, Northwest and AVSA entered into a Product Support Agreement for Airbus A330 Aircraft among and between AVSA, NWA and Airbus North America Customer Services, Inc. (formerly known as Airbus Service Company, Inc.), dated as of December 21, 2000, which has been subsequently amended prior to the date of this Amendment (the “A330 PSA”).

WHEREAS, Northwest and AVSA entered into an A319 Purchase Agreement, dated as of September 19, 1997, which has been subsequently amended prior to the date of this Amendment (the “A319 PA”).

WHEREAS, on September 14, 2005, Northwest and certain of its affiliated companies commenced Chapter 11 cases by filing voluntary petitions for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court, Southern District of New York (the “Court”) Chapter 11 Case No.  05-17930 (ALG) (the “Case”).

WHEREAS, AVSA, Airbus S.A.S., Airbus North America Customer Services, Inc., Airbus Leasing IV, Inc., Airbus Financial Services and Airbus Finance Company Limited and Northwest entered into an agreement titled “Northwest Restructuring Term Sheet,” dated as of December 7, 2005 (the “Term Sheet”).

WHEREAS, on December 22, 2005, the Court approved a motion seeking authorization to implement all aspects of the Term Sheet.

WHEREAS, Northwest wishes to amend the Agreement as contemplated by the Term Sheet, and AVSA is willing to agree to such amendment, upon the terms and conditions set forth herein.

WHEREAS, capitalized terms used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Amendment.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.             FLEXIBILITY AND DELIVERY

1.1           Conversion Rights

In respect only of the ***Aircraft scheduled for delivery in *** 2007 (bearing CAC Id. No. 191419), AVSA  *** Additional Conversion Right  (under Paragraph 5.2 of Amendment No. 7 of the Agreement).  Therefore, Northwest may ***

1.2           *** Rights

1.2.1        ***

1.2.2        If AVSA ***

1.3           Delivery

AVSA and Northwest acknowledge that the name of Aircraft No. 27 in the amended delivery schedule set forth in Subparagraph 2.4 of Amendment No. 7 of the Agreement is incorrect, and that CAC Id. Nos. have been provided to Northwest for Aircraft Nos. 23, 25, 26 and 28 through 32 in such schedule.  Therefore, the delivery schedule in Subclause 9.1 of the Agreement is hereby canceled and replaced by the following quoted delivery schedule, and the sentence following such delivery schedule in such Amendment No. 7 is deleted:

QUOTE

Rank	CAC Id. No.	Aircraft	Delivery Month
1	95239	Firm Aircraft (A330-300)	Jun-03
2	95259	Firm Aircraft (A330-300)	Jul-03
3	95260	Firm Aircraft (A330-300)	Aug-03
4	95261	Firm Aircraft (A330-300)	Sep-03
5	95262	Firm Aircraft (A330-300)	Oct-03
6	95264	Firm Aircraft (A330-300)	Feb-04
7	95266	Firm Aircraft (A330-300)	Apr-04
8	95267	Firm Aircraft (A330-300)	May-04
9	95268	A330-200 Converted Firm A330-200 Aircraft	Jul-04

10	95269	A330-200 Converted Firm A330-200 Aircraft	Aug-04
11	95270	A330-200 Converted Firm A330-200 Aircraft	Sep-04
12	95271	A330-200 Converted Firm A330-200 Aircraft	Sep-04
13	95272	A330-200 Converted Firm A330-200 Aircraft	Oct-04
14	95273	A330-200 Converted Firm A330-200 Aircraft	Oct-04
15	95274	A330-200 Converted Firm A330-200 Aircraft	Nov-04
16	95275	Firm Aircraft (A330-300)	May-05
17	95276	Firm Aircraft (A330-300)	Jul-05
18	95278	Firm Aircraft (A330-300)	Sep-05
19	95281	Converted Firm A330-200 Aircraft	Jan-06
20	95280	Converted Firm A330-200 Aircraft	Feb06
21	95263	***	***-06
22	95277	***	***-06
23	191414	***	***-06
24	95279	***	***-06
25	191415	***	***-07
26	191416	***	***-07
27	95265	***	***-07
28	191417	***	***-07
29	191418	***	***-07
30	191419	***	***-07
31	191420	***	***-07
32	191421	***	***-07

UNQUOTE

2.             PREDELIVERY PAYMENTS

2.1           *** (the “Remaining A330s”).

2.2           ***

***Remaining A330s as ****as follows ****

Rank	CAC Id. No.	Aircraft	Delivery Month	***
19	95281	Converted Firm A330-200 Aircraft	Jan-06	***
20	95280	Converted Firm A330-200 Aircraft	Feb06	***
21	95263	***	***-06
22	95277	***	***-06	***
23	191414	***	***-06	***
24	95279	***	***-06	***
25	191415	***	***-07	***
26	191416	***	***-07	***
27	95265	***	***-07	***
28	191417	***	***-07	***
29	191418	***	***-07	***
30	191419	***	***-07	***
31	191420	***	***-07	***
32	191421	***	***-07	***

If any of the Remaining A330s is converted to another aircraft type, in accordance with the Agreement as amended by this Amendment, the foregoing *** will remain unchanged from the *** listed in the above table.

2.3           Letter Agreement No. 8

Subparagraphs 1.2 and 1.3.1 through 1.3.5 of Letter Agreement No. 8 of the Agreement  (as amended and restated in Letter Agreement No. 2 to Amendment No. 7 of the A330 PA) (“Letter Agreement No. 8”) are canceled and replaced by the text in the following quoted provisions:

QUOTE

1.2           Firm Aircraft

1.2.1        ***

1.2.2        ***

1.2.3        ***

1.3           ***

1.3.1        ***

1.3.2        ***

1.3.3        ***

1.3.4

1.3.4        ***

(i)            ***

(ii)           ***

1.3.5        ***

UNQUOTE

3.             PURCHASE INCENTIVES

3.1           AVSA grants Northwest a credit in an amount equal to the ***  AVSA will make an amount equal to this credit available to Northwest at delivery of each of the *** currently scheduled to be delivered in *** and *** 2006 (two (2) A330-200 model Remaining A330s) and *** and *** 2006 (two (2) A330-300 model Remaining A330s), bearing, respectively, CAC Id. Nos. 95281, 95277, 95277, 95279 (each, an *** “Aircraft”) in the following amounts (each, an *** “Credit”):

(i)            in respect of each A330-300 model *** Aircraft, US  *** US dollars), at September 2003 delivery conditions; and

(ii)           in respect of each A330-200 model *** Aircraft, US *** US dollars), at July 2004 delivery conditions.

3.2           The *** Credits set forth in Paragraph 3.1(i) for A330-300 model *** Aircraft have been established in accordance with September 2003 delivery conditions (dollars) and *** Aircraft ***

The amount of each such *** Credit will be adjusted from September 2003 ***

ECIb       =              average ECI-SIC-3721W for August 2002/September 2002/October 2002 (162.7)

ICb          =              average IC-Index for August 2002/September 2002/October 2002 (133.8)

3.3           The *** Credits set forth in Paragraph 3.1(ii) for A330-200 model *** Aircraft have been established in accordance with July 2004 delivery conditions (dollars) and will be revised to the actual delivery date of each applicable A330-200 model *** Aircraft in accordance with ***

The amount of each such * Credit will be adjusted from July 2004 ***

ECIb       =              average ECI-SIC-3721W for June 2003/July 2003/ August 2003 (167.2)

ICb          =              average IC-Index for June 2003/July 2003/ August 2003 (139.1)

3.4           Each *** Credit will be applied by AVSA against the Final Contract Price of the applicable *** Aircraft.

4.             CONDITIONS PRECEDENT

Each of the obligations of AVSA is contingent on all of the conditions below being met:

(i)            The Court order dated December 22, 2005 and entitled, “ORDER AUTHORIZING DEBTOR NORTHWEST AIRLINES, INC. TO (I) OBTAIN POST PETITION FINANCING AND GRAND SECURITY INTERESTS AND LIENS WITH RESPECT THERETO, (II) ASSUME CERTAIN AMENDED SUBLEASE AND PURCHASE AGREEMENTS, (III) USE CASH COLLATERAL TO PURCHASE AND LEASE AIRCRAFT, (IV) IMPLEMENT ALL OTHER ASPECTS OF THE TERM SHEET AND (V) FILE AGREEMENTS UNDER SEAL”, has not been reversed, modified, vacated or stayed (the “Order”).

(ii)           Assumption of the A319 PA, *** as amended in accordance with the Term Sheet, and A330 PSA.

(iii)          Completion of all amendments contemplated in the Term Sheet and any other documentation required under the Term Sheet.

5.             MISCELLANEOUS

5.1          Unsecured Claims

No provision of this Amendment will be construed as an agreement by AVSA to limit any unsecured claim it may have against Northwest or any of its Affiliates.

5.2          Plan of Reorganization

Nothing in this Amendment is intended to constitute a limitation on the right of AVSA to vote with respect to any plan of reorganization proposed by or in respect of Northwest.

6.            EFFECT OF THE AMENDMENT

The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms.

7.             ASSUMPTION

Northwest hereby assumes the Agreement, as amended by this Amendment, as authorized in the Order.

8.             LIMITATION OF ADMINISTRATIVE CLAIM

The amount that may be asserted by AVSA under 11 U.S.C. §503 as an administrative priority claim is limited as set forth in this Paragraph 8.  Such limitation will apply solely in the event Northwest defaults with respect to the Agreement in connection with a liquidation by Northwest under Chapter 7 or Chapter 11 of the U.S. Bankruptcy Code.   The amount that may be claimed under such section will not exceed the aggregate amount of the PDP Fund held by AVSA from time to time under the Agreement.  All such amounts will constitute liquidated damages and Northwest will not have any right to claim that AVSA does not have the right to retain the entire amount thereof.   In all circumstances other than a liquidation specified in the second sentence of this Paragraph 8, there will be no limitation on any claim of AVSA or any of its Affiliates under 11 U.S.C. §503 in respect of the Agreement.

9.            CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Subclause 22.4 of the Agreement.

10.          ASSIGNMENT

Northwest may not assign its rights under this Amendment without the consent of AVSA.

11.          COUNTERPARTS

This Amendment may be signed in any number of separate counterparts.  Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

NORTHWEST AIRLINES, INC.		AVSA, S.A.R.L.

By:	/s/ Daniel B. Matthews	By:	/s/ Marie-Pierre Merle Beral
	Daniel B. Matthews		Marie-Pierre Merle Beral
	Senior Vice President & Treasurer		Chief Executive Officer